UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2014

McDermott International, Inc.

(Exact name of registrant as specified in its charter)

REPUBLIC OF PANAMA	001-08430	72-0593134
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

757 N. Eldridge Parkway
Houston, Texas	77079
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (281) 870-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 FR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On April 22, 2014, McDermott International, Inc. (“McDermott”) issued a press release announcing that Gary P. Luquette has been elected as non-executive Chairman of McDermott’s Board of Directors, effective May 6, 2014. As previously disclosed and pursuant to McDermott’s By-Law requirements, D. Bradley McWilliams will retire from McDermott’s Board of Directors, after eleven years of service, on May 6, 2014. Mr. McWilliams currently serves as non-executive Chairman of the Board of Directors.

McDermott also announced the following changes and leadership of McDermott’s Board committees, effective April 22, 2014:

•	William H. Schumann, III will serve as Chairman of the Audit Committee

•	David A. Trice will serve as Chairman of the Finance Committee

•	Stephen G. Hanks will serve as Chairman of the Governance Committee

•	Mary L. Shafer-Malicki will continue to serve as Chairman of the Compensation Committee

A copy of the press release is included as Exhibit 99.1 to this report and is incorporated into this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated April 22, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

McDERMOTT INTERNATIONAL, INC.

By:	/s/ Perry L. Elders
Perry L. Elders
Senior Vice President and Chief Financial Officer

April 23, 2014

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated April 22, 2014.

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